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                                                                   EXHIBIT 10.10

                                AMENDMENT NO. 1
                                       TO
                         REGISTRATION RIGHTS AGREEMENT


         THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this "Amendment") is made as of April 2, 1998, by and between Intelect
Communications Inc., a Delaware corporation (the "Company"), and St. James Capital Partners, L.P., a Delaware limited partnership (the "Purchaser").

         WHEREAS, on February 12, 1998, the Company and the Purchaser entered into a Registration Rights Agreement (the "Registration Rights Agreement"), pursuant to which the Company granted the Purchaser certain registration rights in respect of the Shares (as such term is defined in the Registration Rights Agreement);

         WHEREAS, the Company and the Purchaser wish to amend the Registration Rights Agreement, as set forth herein;

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

         1. Section 2.1.1 of the Original Registration Rights Agreement shall be revised to read in its entirety as follows:

                 "2.1.1   At any time and from time to time (but in no event
         before May 1, 1998), a holder or holders of Registrable Securities holding in the aggregate at least 10% of the then existing Registrable Securities may make a one-time written demand upon the Company, to file, within 20 days after such written demand is made, with the Securities and Exchange Commission a shelf registration statement covering the resale of all of the Registrable Securities on Form S-1, S-2 or S-3 (the "Registration Statement"). The Company shall use its reasonable best efforts to cause such Registration Statement to become effective as soon as practicable and to cause all of the Registrable Securities to be qualified in such state jurisdictions as the holders may request."

         2. By their execution of this Amendment, both the Company and the Purchaser agree to be a party to, and bound by, the terms of the Registration Rights Agreement, as amended by this Amendment.

         3. This Amendment shall be governed in all respects by the laws of the State of Delaware.

         4. All other terms and conditions of the Registration Rights Agreement shall be and remain the same and in full force and effect.

         5. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Registration Rights Agreement.

         6. This Amendment may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.
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                          THE COMPANY'S SIGNATURE PAGE


         IN WITNESS WHEREOF, the Company has executed this Amendment effective upon the date first set forth above.




                                        INTELECT COMMUNICATIONS, INC.



                                        By:
                                        Herman M. Frietsch, Chairman and CEO





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                         THE PURCHASER'S SIGNATURE PAGE

         IN WITNESS WHEREOF, the Purchaser has signed this Amendment as of the date first written above.

                               ST. JAMES CAPITAL PARTNERS, L.P.

                               By:  St. James Capital Corp., its General Partner



                               By:
                                  ---------------------------------------------
                                  Charles E. Underbrink, CEO





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